                                                                                                       Exhibit 25.1

                                   FORM T-1
                ==============================================

                     SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                __________________

                            STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF
                A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                                __________________

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(B)(2) _______
                                __________________

                   UNITED STATES TRUST COMPANY OF NEW YORK
             (Exact name of trustee as specified in its charter)

              New York                                      13-3818954
    (Jurisdiction of incorporation                        (I.R.S. employer
     if not a U.S. national bank)                        identification No.)

          114 West 47th Street                                10036-1532
              New York, NY                                    (Zip Code)
          (Address of principal
           executive offices)
                                 __________________
                            Barnes & Noble, Inc.
                (Exact name of obligor as specified in its charter)

              Delaware                                      06-1196501
   (State or other jurisdiction of                       (I.R.S. employer
    incorporation or organization)                      identification No.)

                                __________________

             122 Fifth Avenue                                    10011
               New York, NY                                    (Zip Code)
                                __________________
                       5.25% Convertible Subordinated Notes due 2009
                            (Title of the indenture securities)

                                         - 2 -

                                        GENERAL

1.   General Information
     -------------------

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

             Federal Reserve Bank of New York (2nd District), New York, New York
                  (Board of Governors of the Federal Reserve System)
             Federal Deposit Insurance Corporation, Washington, D.C.
             New York State Banking Department, Albany, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

2.   Affiliations with the Obligor
     -----------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.

             None

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

     Barnes & Noble, Inc. currently is not in default under any of its outstanding securities for which United States Trust Company of New York is
     Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.  List of Exhibits
     ----------------

     T-1.1  --  Organization  Certificate,  as  amended,  issued  by  the  State of  New  York  Banking Department to transact  business as a
                Trust  Company,  is  incorporated  by reference to Exhibit  T-1.1 to Form T-1 filed on September 15, 1995 with the  Commission pursuant to the Trust  Indenture Act of 1939, as amended by the
                Trust  Indenture  Reform Act of 1990
                (Registration No. 33-97056).

     T-1.2  --  Included in Exhibit T-1.1.

     T-1.3  --  Included in Exhibit T-1.1.

                                           - 3 -

16.  List of Exhibits
     ----------------
     (cont'd)

     T-1.4  --  The By-Laws of United States Trust Company of New York, as amended, is  incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September  15, 1995 with the  Commission pursuant to the Trust
                Indenture Act of 1939, as amended by the Trust  Indenture  Reform
                Act of 1990 (Registration No. 33-97056).

     T-1.6  --  The consent of the  trustee  required by Section  321(b) of the
                Trust  Indenture  Act of 1939, as amended by the Trust Indenture
                Reform Act of 1990.

     T-1.7  --  A copy  of  the  latest  report  of  condition  of the  trustee pursuant  to law or the requirements of its supervising or examining authority.

NOTE
-----
-----

As of May 14, 2001,  the trustee had 2,999,029  shares of Common Stock  outstanding, all of which are owned by its parent  company,  U.S.  Trust  Corporation.  The term
"trustee"  in Item 2, refers to each of United  States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering Item 2 in this statement of eligibility as to matters  peculiarly within the knowledge of the obligor or its  directors,  the  trustee  has relied upon  information  furnished  to it by the  obligor  and will rely on information to be  furnished  by the  obligor  and  the  trustee  disclaims  responsibility for the  accuracy  or completeness of such information.

                                 __________________

Pursuant to the  requirements of the Trust  Indenture Act of 1939, the trustee,
United States Trust Company of New York,  a  corporation  organized  and  existing under  the laws of the  State of New York,  has duly  caused  this statement of eligibility to be signed on its behalf by the  undersigned,  thereunto  duly authorized,  all in the City of New York, and State of New York, on the 14th day
of May 2001.

UNITED STATES TRUST COMPANY
         OF NEW YORK, Trustee

By:      /s/Cynthia Chaney
         -----------------
         Cynthia Chaney
         Assistant Vice President